KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Triton Container International Limited (the “Company”)
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
(together, the “Specified Parties”)

Re: Triton Container Finance VI LLC, Fixed Rate Asset-Backed Notes, Series 2018-2 (the “Notes”) - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TCFVI 2018-2 Unit Listing (rev pool to KPMG).xlsb” (the “Data File”), provided by the Company on May 29, 2018, containing certain information related to 478,242 containers (the “Containers”) and the associated leases (the “Leases”) as of April 30, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

●	The term “Cutoff Date” means April 30, 2018.

●
The term “Sources” refers to the following information provided by the Company: Invoice, Vendor Payment Advice, Purchase Contract (including any exhibit thereof), Purchase Order, Acceptance Certificate, Certificate of Final Inspection, Manufacturer’s Certificate of Quality/Quantity, Report of Product Testing, screenshots from the Company’s fleet management system, Lease Agreement (including any Lease Agreement Amendment, Lease Addendum, and Long Term Lease Contract), Lessees’ websites addresses, or Company’s internal electronic mail correspondence confirming Lease Expiration Date.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

We performed the following procedures:

A.
The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container and the associated Lease (the “Sample Lease”), we compared or recomputed the information in the Data File to or using the information stated in the Sources indicated below, utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Source(s), utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Instructions
Container Unit ID	Invoice, Purchase Contract (including any exhibit thereto), Purchase Order
Box Price
Invoice, Purchase Contract (including any exhibit thereto), or Purchase Order. For Sample Containers #23, #24, #28, #30 and #36, which are refrigerated or flat rack containers, the Company instructed us to recompute the Box Price as the sum of the container unit price (stated in the Invoice) and the machinery unit price (stated in the Vendor Payment Advice or the Purchase Contract), less any applicable rebates (stated in the Purchase Contract). For Sample Container #38, the Company instructed us to add the repositioning cost stated in the screenshot from the Company’s fleet management system.
The Company instructed us to consider the information to be in agreement if the difference was not greater than 3.00%.

Net Book Value (“NBV”)
The Company instructed us to recompute the NBV as of the Cutoff Date based on each Sample Container’s OEC, Manufacture Date, Residual Value, and Depreciation Life stated in “OEC,” “Manufacture Date,” “Residual,” and “Useful Life” fileds, respectively, in the Data File.
The Company instructed us to consider the information to be in agreement if the difference was not greater than 3.00%.

Manufacture Date
Acceptance Date stated in the Acceptance Certificate or the Certificate of Final Inspection (or the date thereof), Manufacture Date stated in screenshots from the Company’s fleet management system, the Manufacturer’s Certificate of Quality/Quantity, or the Report of Product Testing.
The Company instructed us to consider the information to be in agreement if the difference was not greater than 30 days.

Age	Recomputed based on each Sample Container’s Manufacture Date stated in the Data File and the Cutoff Date.

Attributes	Sources / Instructions
Equipment Type	Invoice, Purchase Contract (including any exhibit thereto), Purchase Order, and instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B.
Lessee’s Name
Lease Agreement. For Sample Containers #26 through #30 and #36 through #39, the Lessee’s Name stated in the Data File did not agree to the Lease Agreement. The Company informed us that the Lessee’s Name in the Lease Agreement was a subsidiary or affiliate of the Lessee whose name was stated in the Data File. We compared the subsidiary or affiliate name to a screenshot from the Company’s fleet management system or to the Lessee’s website (provided by the Company) reflecting the two companies were affiliated.

Lease Type “LTL” or “SVC”
Lease Agreement. The Company instructed us (i) to consider the Sample Lease to be a Service Lease (Lease Type “SVC”) if the Lease Agreement stated the lease type is “Ad hoc,” “Master Lease,” and “One-way,” and (ii) to consider the Sample Lease to be a Long-term (Lease Type “LTL”) if (a) the Lease Agreement stated the lease type is “Long-term,” or (b) if the Lease Agreement stated the lease term is greater than one year and did not state a Lease Type of “Ad hoc,” “Master Lease,” and “One-way.” For Sample Container #40, for which the Lease Type was not stated in the Lease Agreement, the Company instructed us to compare the Lease Type in the Data File to the contract type stated in the screenshot from the Company’s fleet management system.

Rental Rate	Lease Agreement or screenshot from the Companys fleet management system.
Lease Expiration Date
Lease Agreement, or screenshot from the Company’s fleet management system. In the event the Lease Expiration Date was not stated, the Company instructed us to recompute the Lease Expiration Date based on the Lease Term and the last date of the Supply Period stated in the Lease Agreement. For Sample Containers #7 and #8, and #16 through #21, for which the Company informed us the Lease Expiration Date was extended after the Cutoff Date, the Company instructed us to compare the Lease Expiration Date to the information in the Company’s internal electronic mail correspondence confirming the Lease Expiration Date was effective prior to the Cutoff Date (for Sample Containers #7 and #8), and to notes in screenshots from the Company’s fleet management system stating the Lease Expiration Date was effective prior to the Cutoff Date (for Sample Containers #16 through #21).
For Sample Containers with Lease Type “SVC,” the Company instructed us to consider the information to be in agreement if the Lease Expiration Date stated in the Data File was on or before the Lease Expiration Date in the Lease Agreement.

The information regarding the Sample Containers and Sample Leases in the Data File was found to be in agreement with the respective information stated in the Sources.

C.
For each Sample Container, we observed an “Active” status stated on the screenshot from the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement (including any Lease Agreement Amendment, Lease Addendum, and Long Term Lease Contract).

There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on the information included in the Data File, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, CA
June 4, 2018

Exhibit A
The Sample Containers

Sample Container Number	Container Unit ID	Sample Container Number	Container Unit ID
1	TRHU3124874	21	TLLU5172117
2	TLLU4514534	22	TRHU3549924
3	TLLU4791441	23	TRIU8590415
4	TRHU3881564	24	TTNU8101778
5	TRHU1025018	25	TRHU3725670
6	TCNU3242615	26	TLLU4925010
7	TCNU1289167	27	TLLU4926779
8	TCNU1518474	28	TTNU8608119
9	TCNU3541468	29	TRHU3913189
10	TLLU2011947	30	TRIU6764816
11	TCNU2440278	31	TCNU2329095
12	TCNU2490221	32	TLLU4751937
13	TCNU2536343	33	TCNU3919007
14	TCNU2561520	34	TCNU5416444
15	TCNU2740486	35	TLLU4594566
16	TCNU2697899	36	TTNU8292503
17	TCNU2914145	37	TCNU3085619
18	TCNU3132984	38	TCNU3942476
19	TLLU5050905	39	TLLU4606646
20	TLLU5055825	40	TCNU8192538

A-1

Exhibit B
Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations
20DC	20'X8'X8'6" Steel Dry Containers
20'X8'X8'6" ISO 1CC Dry Van Container
20'X8'X8'6" ISO Dry Cargo Container
20' DV Dry Van Containers
20'X8'X8'6" Dry Cargo Container
20'X8'X8'6" Steel Dry Containers
20GP Dry Cargo Container
20' ISO Dry Cargo Container
20OT	20'X8'X8'6" Open Top Dry Cargo Steel Containers
20RF	20' Reefer Boxes
40FR	40'X8'X8'6" ISO 1AA Flatrack Container
40HC	40' HC DRY VAN CONTAINERS
40' X 8' X 9'6" Dry Cargo Container
40 HC Dry Cargo Container
40 Dry Cargo Container
40 Foot High Cube
40'X8'X8'6" Dry Van Container
40' Steel Dry Cargo Container
40'X8'X9'6" Steel Dry Cargo Container
40’ Steel Dry Cargo
40HR	40’ X 8’ X 9’6” HC Reefer Container
40’ X 8’ X 9’6” Steel Reefer
40'X8'X9'6" Reefer Container
40 Foot high Cube Refrigerated Container

B-1